UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
January 12, 2006
Date of Report (Date of earliest event reported)
PAC-WEST TELECOMM, INC.
(Exact name of registrant as specified in its charter)

California	000-27743	68-0383568
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1776 W. March Lane, Suite 250
Stockton, California	95207
(Address of principal	(Zip Code)
executive offices)
(209) 926-3300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
On January 12, 2006, Pac-West Telecomm, Inc. announced a strategic alliance with VeriSign, Inc. to provide services that enable communications providers to offer converged IP, voice and data communications. A copy of the press release is attached hereto as Exhibit 99.1.
The information in this Current Report shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.
99.1       Press Release dated January 12, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PAC-WEST TELECOMM, INC. (Registrant)
Dated: January 12, 2006	By:	/s/ Reid Cox
Reid Cox
Vice President of Investor Relations

INDEX TO EXHIBITS
99.1       Press Release dated January 12, 2006